Common Stock	12 Months Ended
May 31, 2018
Equity [Abstract]
Common Stock

NOTE I — COMMON STOCK

On January 8, 2008, we announced our authorization of a stock repurchase program under which we may repurchase shares of RPM International Inc. common stock at management’s discretion for general corporate purposes. Our current intent is to limit our repurchases to approximately one to two million shares per year, which would include amounts required to offset dilution created by stock issued in connection with our equity-based compensation plans and other repurchases. As a result of this authorization, we may repurchase shares from time to time in the open market or in private transactions at various times and in amounts and for prices that our management deems appropriate, subject to insider trading rules and other securities law restrictions. The timing of our purchases will depend upon prevailing market conditions, alternative uses of capital and other factors. We may limit or terminate the repurchase program at any time. During the fiscal years ended May 31, 2018 and 2017, we did not repurchase any shares of our common stock under this program.  During the fiscal year ended May 31, 2016, we repurchased 800,000 shares of our common stock at a cost of approximately $35.1 million, or an average cost of $43.88 per share, under this program.